UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023 (June 29, 2023)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE.
On June 29, 2023, Carriage Services, Inc. (the “Company”) issued a press release announcing that the Company is reviewing strategic alternatives. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:
(d) Exhibits.

Exhibit	Description

99.1	Press Release of Carriage Services, Inc., dated June 29, 2023.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: June 29, 2023	By:	/s/ Steven D. Metzger
Steven D. Metzger
President and Secretary

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of Carriage Services, Inc., dated June 29, 2023.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL